UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

AMPCO-PITTSBURGH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-898	25-1117717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue Suite 301
Carnegie, Pennsylvania		15106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 456-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value		AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	*	AP WS	NYSE American LLC

* On August 1, 2025, the NYSE American LLC filed a Form 25 with the U.S. Securities and Exchange Commission to delist the Series A Warrants in connection with its expiration as of the same date.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Trigger Period Modification Consent

On October 10, 2025, in anticipation of the Structured Insolvency (as defined in Item 2.06 of this Current Report on Form 8-K) of Union Electric Steel UK Limited (“UES-UK”), the lenders under the Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of June 25, 2025 (the “Credit Agreement”), among certain subsidiaries of Ampco-Pittsburgh Corporation (“Ampco-Pittsburgh”), the guarantors party thereto and the lender parties thereto, consented to temporarily modify the definition of the Trigger Period for the 45 consecutive day period beginning on the effective date of the Structured Insolvency. As modified, the Trigger Period will commence on any day in which the Undrawn Availability is less than the greater of 12.50% (previously 15%) of the Maximum Revolving Advance Amount or $12.5 million (previously $15 million) and will terminate on any day in which the Undrawn Availability is more than the greater of 12.50% (previously 15%) of the Maximum Revolving Advance Amount or $12.5 million (previously $15 million) for 30 consecutive days (collectively, the “Trigger Period Modification Consent”). Immediately upon expiration of the 45 consecutive day period, the definition of Trigger Period will revert to the definition in effect immediately prior to the Trigger Period Modification Consent. The foregoing description of the Trigger Period Modification Consent is qualified in its entirety by reference to the full text of the Trigger Period Modification Consent, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On October 13, 2025, Ampco-Pittsburgh and its wholly owned subsidiaries, Union Electric Steel Corporation (“UES”) and Air & Liquid Systems Corporation (“ALS”), entered into indemnification agreements (the “Indemnification Agreements”) with certain officers of Ampco-Pittsburgh, UES and ALS with certain of these officers also being indemnified in their capacities as directors of UES and ALS (each, an “Indemnitee”). The Indemnification Agreements provide that Ampco-Pittsburgh, UES and ALS will (i) indemnify each of their respective Indemnitees to the fullest extent permitted by Pennsylvania law, (ii) advance certain expenses to each of their respective Indemnitees to the maximum extent permitted by Pennsylvania law, and (iii) provide for insurance coverage of each Indemnitee under Ampco-Pittsburgh’s directors and officers insurance policies to the extent permitted under the insurance policies. The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of the Indemnification Agreements, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

The information disclosed in the last paragraph under Item 2.06 Material Impairments of this Current Report on Form 8-K is incorporated herein by reference. The information and exhibit contained in this Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

On October 13, 2025, the Directors of UES-UK voluntarily filed a Notice of Intention to appoint certain insolvency practitioners of FRP Advisory Trading Limited (“FRP”) as administrators of UES-UK (collectively, the “Administrators”) pursuant to the requirements of the Insolvency Act 1986 of England and Wales in the High Court of Justice, Business and Property Courts at Leeds (the “Insolvency Court”). On October 14, 2025, (the “Filing Date”), the Directors of UES-UK filed a Notice of Appointment with the Insolvency Court formally appointing the Administrators as administrators of UES-UK. This action is confined to UES-UK exclusively and does not affect Ampco-Pittsburgh or any of its other subsidiaries.

As of the Filing Date, UES-UK is in administration, and its affairs, business and property are being managed by the Administrators (the “Structured Insolvency”). The Administrators will set out its proposals to UES-UK’s creditors which will likely include an orderly wind-down of UES-UK’s financial affairs and sale of its assets.

Any funds remaining after the costs and expenses associated with the Structured Insolvency will be distributed in the order of priority set forth in the Insolvency Act 1986.

As of October 13, 2025, the date immediately prior to the Filing Date, the operating results of UES-UK are included in the consolidated operating results of Ampco-Pittsburgh. Effective as of the Filing Date, Ampco-Pittsburgh will no longer consolidate the operating results of UES-UK. In addition, Ampco-Pittsburgh will (i) write down its investment in UES-UK to its estimated fair value, (ii) recognize the other comprehensive losses of UES-UK deferred in accumulated other comprehensive loss on the consolidated balance sheet of Ampco-Pittsburgh, and (iii) establish a receivable for the estimated amount of funds expected to be returned to the lenders under the Credit Agreement, if any, after the costs and expenses of the Structured Insolvency.

As of September 30, 2025, (i) Ampco-Pittsburgh’s carrying value of its investment in UES-UK approximated $23 million and, since the fair value of UES-UK’s liabilities exceeded the fair value of its assets, the estimated fair value of UES-UK approximated $0, (ii) the amount of other comprehensive losses of UES-UK deferred in accumulated other comprehensive loss on the consolidated balance sheet of Ampco-Pittsburgh approximated $29 million, and (iii) the amount of funds expected to be returned to the lenders under the Credit Agreement approximated $7 to $9 million. Accordingly, Ampco-Pittsburgh would expect to recognize a non-cash impairment charge in the fourth quarter of 2025 ranging between $43 to $45 million, based on estimates as of September 30, 2025. As of the Filing Date, Ampco-Pittsburgh expects its cash expenditures associated with the Structured Insolvency to be insignificant.

Item 7.01 Regulation FD Disclosure.

On October 15, 2025, Ampco-Pittsburgh issued a press release announcing the insolvency proceedings for UES-UK and related matters. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the information in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or any other filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except to the extent set forth by specific reference in such a filing.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by us or on behalf of Ampco-Pittsburgh Corporation and its subsidiaries (collectively, “we,” “us,” “our,” or the “Corporation”). This Current Report on Form 8-K may include, but is not limited to, statements about operating performance, trends and events we expect or anticipate will occur in the future, including without limitation certain charges and expenses to be recognized in connection with the insolvency proceedings of UES-UK. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate, “project,” “target,” “goal,” “forecast” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For us, these risks and uncertainties include, but are not limited to: inability to maintain adequate liquidity to meet our operating cash flow requirements, repay maturing debt and meet other financial obligations including severance costs associated with our anticipated exit from our operations in the U.K.; economic downturns, cyclical demand for our products and insufficient demand for our products; excess global capacity in the steel industry; inability to successfully restructure our operations, exit our U.K. operations, and/or invest in operations that will yield the best long-term value to our shareholders; liability of our subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of our subsidiaries; inability to obtain necessary capital or financing on satisfactory terms to acquire capital expenditures that may be necessary to support our growth strategy; inoperability of certain equipment on which we rely; increases in commodity prices or insufficient hedging against increases in commodity prices, reductions in electricity and natural gas supply or shortages of key production materials for us or our customers;

inability to satisfy the continued listing requirements of the New York Stock Exchange; potential attacks on information technology infrastructure and other cyber-based business disruptions; fluctuations in the value of the U.S. dollar relative to other currencies; changes in the existing regulatory environment; consequences of pandemics and geopolitical conflicts; work stoppage or another industrial action on the part of any of our unions; failure to maintain an effective system of internal control; changes in the global economic environment, inflation, the ongoing impact of tariffs, elevated interest rates, recessions or prolonged periods of slow economic growth, and global instability and actual and threatened geopolitical conflict; and those discussed more fully elsewhere in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K and Part II of the latest Quarterly Report on Form 10-Q. Additionally as it relates to the insolvency proceedings related to UES-UK, any forward-looking statements are subject to risks and uncertainties related to such proceedings, including but not limited to: the actions of the Administrators and Insolvency Court, the interpretation and application of U.K. insolvency law, potential claims by creditors or other stakeholders, the ability to recover assets, and the broader impact on the Corporation’s consolidated financial condition, results of operations, and strategic plans.

We cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that we are not able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, we assume no obligation, and disclaim any obligation, to update forward-looking statements whether as a result of new information, events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	Trigger Period Modification Consent

	Exhibit 10.2	Form of Indemnification Agreement

	Exhibit 99.1	Press Release dated October 15, 2025

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date:	October 15, 2025	By:	/s/ Michael G. McAuley
Michael G. McAuley Senior Vice President, Chief Financial Officer and Treasurer